                          CONSENT AND SEVENTH AMENDMENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

     This Consent and Seventh Amendment to Loan and Security Agreement (this
"AGREEMENT") is entered into as of the 2nd day of February, 2005, by and among
DEL GLOBAL TECHNOLOGIES CORP., a New York corporation ("DEL GLOBAL"), BERTAN
HIGH VOLTAGE CORP., a Delaware corporation ("BERTAN"), RFI CORPORATION, a
Delaware corporation ("RFI"), and DEL MEDICAL IMAGING CORP., a Delaware
corporation ("DEL MEDICAL") (each a "Borrower" and collectively, the "BORROWERS)
and GE BUSINESS CAPITAL CORPORATION F/K/A TRANSAMERICA BUSINESS CAPITAL
CORPORATION, a Delaware corporation ("LENDER").

                                   BACKGROUND

     The Borrowers and the Lender are parties to a Loan and Security Agreement dated as of June 10, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") pursuant to which the Lender provides the Borrowers with certain financial accommodations.

     The Borrowers have requested that the Lender consent to the use of proceeds of the Loans to make payments in connection with certain employment matters and the Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrowers by the
Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1.

     1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. CONSENT. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, Lender consents to the use of proceeds of the Loans to make payments not to exceed $600,000 in connection with certain employment matters.

     3. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

        (a) Section 2.1(a) of the Loan Agreement is amended by deleting the proviso at the end thereof and inserting the following in its place:

        "; PROVIDED, HOWEVER, that in no event shall the aggregate amount of the
        Loans and the Letters of Credit outstanding at any time (x) in respect of Eligible Inventory exceed $2,500,000 or (y) exceed the Maximum Amount of the Facility."

        (b) Section 8.4 is hereby amended in its entirety to provide as follows:

        "SECTION 8.4. Fixed Charge Coverage Ratio. The Fixed Charge Coverage
        Ratio for any fiscal quarter commencing with the second fiscal quarter of Borrowers' 2005 fiscal year shall not be less than 1.50 to 1.00."

     4. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective upon the Lender's receipt of this Agreement in form and substance satisfactory to the
Lender.

     5. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant as follows:

          (i) This Agreement and the Loan Agreement constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their respective terms.

          (ii) Upon the effectiveness of this Agreement, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan
Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

          (iii) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Agreement.

          (iv) As of the date hereof, the Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

     6. EFFECT ON THE LOAN AGREEMENT. Except as specifically provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver or an amendment of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     7. GOVERNING LAW. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of
Illinois.

     8. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     9. COUNTERPARTS; FACSIMILE. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                                             DEL GLOBAL TECHNOLOGIES CORP.

                                             By: /s/ Walter F. Schneider
                                                ----------------------------
                                                Name:  Walter F. Schneider
                                                Title: President and CEO

                                             BERTAN HIGH VOLTAGE CORP.

                                             By: /s/ Walter F. Schneider
                                                ----------------------------
                                                Name:  Walter F. Schneider
                                                Title: President and CEO

                                             RFI CORPORATION

                                             By: /s/ Walter F. Schneider
                                                ----------------------------
                                                Name:  Walter F. Schneider
                                                Title: President and CEO

                                             DEL MEDICAL IMAGING CORP.

                                             By: /s/ Walter F. Schneider
                                                ----------------------------
                                                Name:  Walter F. Schneider
                                                Title: President and CEO

                                             GE BUSINESS CAPITAL CORPORATION
                                             F/K/A TRANSAMERICA BUSINESS
                                             CAPITAL CORPORATION

                                             By: /s/ Jeffrey Zinn
                                                ----------------------------
                                                Name:  Jeffrey Zinn
                                                Title: Duly Authorized Signatory

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